UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FINTECH ACQUISITION CORP. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Information

This communication is being made in respect of the proposed business combination contemplated by that certain Business Combination Agreement, dated as of December 29, 2020, by and among FinTech Acquisition Corp. IV (“FTIV”), Perella Weinberg Partners (“PWP”) and the other parties thereto. On June 1, 2021, FTIV provided the following written materials in a press release with respect to its announcement of the special meeting date for the proposed business combination.

Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential business combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential business combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against PWP or any of its respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the definitive proxy statement of FTIV filed with the SEC on May 27, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP and FTIV do not undertake any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Additional Information about the Proposed Transaction and Where to Find It

FTIV has filed with the SEC a definitive proxy statement in connection with the business combination. The definitive proxy statement contains important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of May 14, 2021, the record date for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the definitive proxy statement, as well as other filings containing information about FTIV, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: info@ftspac.com.

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Participants in Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s annual report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021 and amended on May 4, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, is set forth in the definitive proxy statement for the business combination that FTIV filed with the SEC on May 27, 2021. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination is included in the definitive proxy statement that FTIV filed with the SEC on May 27, 2021. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

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FinTech Acquisition Corp. IV Announces Special Meeting Date for Proposed Business Combination with Perella Weinberg Partners

NEW YORK, NY, June 1, 2021 – FinTech Acquisition Corp. IV (NASDAQ: FTIV) (“FinTech IV” or “FTIV”), a special purpose acquisition company, announced today that it has set a record date of May 14, 2021 (the “Record Date”) and a meeting date of June 22, 2021 for its special meeting (the “Special Meeting”) to approve the previously announced proposed business combination (the “Business Combination”) with Perella Weinberg Partners (“PWP”), a leading global independent advisory firm.

The closing of the Business Combination is subject to approval by FinTech IV’s stockholders and the satisfaction of certain regulatory and other customary closing conditions. All required approvals from PWP stakeholders have been obtained. The Business Combination is expected to close promptly after the Special Meeting, subject to the receipt of certain regulatory approvals.

“I am looking forward to seeing PWP enter the public markets as we reach this important step in the transaction process. We all are eager to complete the proposed business combination, allowing PWP to execute on its growth strategy,” stated Betsy Cohen, Chairman of the Board of Directors of FinTech IV.

Due to the Covid-19 pandemic and the various travel and other restrictions in place, the Special Meeting will be held virtually and FinTech IV stockholders can attend the Special Meeting using the virtual meeting instructions set forth on their proxy cards. If any FinTech IV stockholder does not receive the Proxy Statement, that stockholder should contact their broker or contact Morrow Sodali LLC (“Morrow Sodali”), FinTech IV’s proxy solicitor, for assistance, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). FinTech IV stockholders who have questions or need assistance in voting their shares are instructed to call Morrow Sodali at (800) 662-5200.

FinTech IV stockholders can register for the Special Meeting by visiting the following link: https://www.cstproxy.com/fintechacquisitioncorpiv/sm2021/. Only FinTech IV stockholders with valid control numbers from their proxy cards may submit questions. FinTech IV stockholders will have the opportunity to submit questions both in advance of the Special Meeting and during the Special Meeting, in each case upon receipt of their proxy cards and the control numbers set forth therein. All questions should be submitted via the chat box on the virtual meeting page on the link listed above. Questions submitted in advance of the Special Meeting and during the Special Meeting will be addressed during the Special Meeting as time permits and at the sole and absolute discretion of FinTech IV. Questions will be addressed in the order received. FinTech IV stockholders who need assistance submitting questions should call Continental Stock Transfer & Trust Company, FinTech IV’s virtual meeting provider, at (917) 262-2373.

About FinTech Acquisition Corp. IV

FinTech Acquisition Corp. IV is a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the financial technology industry. The company raised $230,000,000 in its initial public offering in September 2020 and is listed on the NASDAQ under the symbol “FTIV.”

About PWP

Perella Weinberg Partners is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, institutions, governments, sovereign wealth funds and private equity investors. The firm offers a wide range of advisory services to clients in the most active industry sectors and global markets. With approximately 560 employees, PWP currently maintains offices in New York, Houston, London, Calgary, Chicago, Denver, Los Angeles, Paris, Munich, and San Francisco. The financial information of PWP herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Additional Information about the FTIV Business Combination Transaction and Where to Find It

FTIV has filed with the SEC a definitive proxy statement in connection with the Business Combination. The definitive proxy statement contains important information about the Business Combination and the other matters to be voted upon at a Special Meeting of the stockholders to be held to approve the Business Combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with FTIV’s solicitation of proxies for such Special Meeting, as these materials contain important information about FTIV, PWP and the Business Combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of the Record Date for voting on the Business Combination and the other matters to be voted upon at the Special Meeting. FTIV’s stockholders will also be able to obtain copies of the definitive proxy statement, as well as other filings containing information about FTIV, without charge at the SEC’s website at http://www.sec.gov, or by directing a request to: info@ftspac.com.

Participants in the Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the Business Combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s annual report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021 and amended on May 4, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting, including certain of PWP’s officers, is set forth in the definitive proxy statement for the Business Combination that FTIV filed with the SEC on May 27, 2021. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the definitive proxy statement that FTIV filed with the SEC on May 27, 2021. This press release does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential Business Combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential Business Combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential Business Combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined

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company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against PWP or any of its respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the definitive proxy statement of FTIV filed with the SEC on May 27, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP and FTIV do not undertake any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Contacts

For Perella Weinberg Partners Investor Relations: investors@pwpartners.com

For Perella Weinberg Partners Media: media@pwpartners.com

For FinTech Acquisition Corp. IV: info@ftspac.com

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